SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                          ____________



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 21, 1994


                      Biocraft Laboratories, Inc.
       (Exact name of registrant as specified in charter)



   Delaware                        1-8867         22-1734359
(State or other jurisdiction  (Commission       (IRS employer
    of incorporation)          file number)  identification no.)



18-01 River Road, Fair Lawn, New Jersey                07410
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (201) 703-0400




_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.   Other Events.

          On July 21, 1994, the registrant issued a news release announcing that it had reached agreement with the U.S. Food and Drug Administration (the "FDA") setting forth steps to resolve outstanding regulatory issues with respect to its dosage form facilities. The terms of the agreement with the FDA are contained in the consent decree included as an exhibit with this report.

          The foregoing summary is qualified in its entirety by reference to the news release and consent decree included with this report.

Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.

          (c)  Exhibits

               99.1  News release issued July 21, 1994

               99.2  Form of Consent Decree of Permanent
                     Injunction


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Biocraft Laboratories, Inc.
                                        (Registrant)


Date July 25, 1994            By  s/
                                        Beryl L. Snyder,
                                        Vice President and
                                        General Counsel

                          Exhibit Index



Exhibit Number                                               Page

99.1      News Release issued July 21, 1994                     4

99.2      Form of Consent Decree of Permanent                   6
          Injunction